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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 31, 1997





                          COAST DENTAL SERVICES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)





Delaware                        000-21501                      59-3136131
---------------                -----------                  ------------------
(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


6200 Courtney Campbell Causeway, Suite 690
Tampa, Florida                                                     33607
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  (Address of principal executive offices)                       (Zip Code)

Registrant's Telephone number, including area code:  (813) 288-1999




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

WEST COAST DENTAL, INC.

         On April 1, 1997, Coast Dental Services, Inc. (the "Registrant") and Coast Florida, P.A. (the professional association which is managed by the Registrant, herewith the "P.A.") acquired substantially all of the assets of West Coast Dental, Inc., a dental practice consisting of two locations in St. Petersburg, Florida and Port Richey, Florida. The Registrant acquired substantially all of the tangible assets of the practice, consisting principally of dental equipment, and simultaneously expanded its Services and Support Agreement with the P.A. to manage the two acquired Dental Centers. The total consideration consisted of $750,000 cash paid by the Registrant, a note payable by the Registrant of $130,000 and a note payable by the P.A. of $260,000. West Coast Dental, Inc. was wholly owned by
         Laurence E. Fendrich, D.M.D. who has entered into a covenant not to compete with the Registrant and the P.A.

         The acquisition was accounted for as a "purchase" for financial reporting purposes.

ITEM 5.  OTHER EVENTS.

         DENTAL CENTER ACQUISITIONS

         On March 31, 1997, the Registrant and P.A. acquired substantially all of the assets of three dental practices in the Orlando, Florida area. The Registrant acquired substantially all of the tangible assets of the practices, consisting principally of dental equipment, and simultaneously expanded its Services and Support Agreement with the P.A. to manage the three acquired Dental Centers. The total consideration consisted of $645,000 cash paid by the Registrant, notes payable by the Registrant of $110,000 and notes payable by the P.A. of $170,000. The three acquired Dental Centers were wholly owned by individual dentists.

         Additionally, on April 7, 1997 the Registrant and P.A. acquired substantially all of the assets of three dental practices consisting of locations in Palm Harbor, Florida, Clearwater, Florida and New Port Richey, Florida. The Registrant acquired substantially all of the tangible assets of the practices, consisting principally of dental equipment, and simultaneously expanded its Services and Support Agreement with the P.A. to manage the three acquired Dental Centers. The total consideration consisted of $350,000 cash paid by the Registrant and $100,000 cash paid by the P.A. The practices were wholly owned by an individual dentist.

         These acquisitions were accounted for as "purchases" for financial reporting purposes.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements of businesses Acquired.

                           It is impracticable to provide the required
                  financial statements for West Coast Dental, Inc. at the time this Report is being filed. The Registrant undertakes to file the required financial statements as soon as they are available (expected to be no later than June 15, 1997) under cover of an amendment to this Form 8-K, but no later than sixty (60) days after this Report has been filed.

              (b) Pro Forma Financial Information.

                           It is impracticable to provide the pro forma
                  financial information that would be required pursuant to
                  Article 11 of Regulation S-X at the time this Report is being filed. The Registrant undertakes to file the required pro forma financial statements as soon as they are available (expected to be no later than June 15, 1997) under cover of an amendment to this Form 8-K, but no later than sixty (60) days after this Report has been filed.

              (c) Exhibits:

                  2.1 Asset Purchase Agreement dated as of April 1, 1997 by and among Coast Dental Services, Inc., Coast Florida, P.A., West Coast Dental, Inc., and Laurence E. Fendrich, D.M.D. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule).




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COAST DENTAL SERVICES, INC.

                          By:  /s/  JOSEPH R. SMITH
                             -------------------------------
                               Joseph R. Smith
                               Chief Financial Officer


Dated:   April 16, 1997
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